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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (512) 329-0050

Date of fiscal year end:         February 28, 2013

Date of reporting period:       February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2013

CM Advisors Fund

CM Advisors Small Cap Value Fund

CM Advisors Fixed Income Fund

February 28, 2013

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders	April 2013

Dear Shareholders,

Overview

Over this past year, we continued to see trends and developments that should positively impact our economy. For example, we feel the opportunities and financial gains taking place in the production of natural gas will be a game changer in our economy. For the first time in our country’s history, the United States will produce a surplus of natural gas, allowing it to become a major exporter. Our research shows the United States enjoys a significant competitive advantage relative to the rest of the world, led by its vast reserve base and leading-edge drilling and production technologies. This advantage can best be seen by comparing landed gas prices around the world. (See chart below.)

World LNG Estimated Landed Prices March 2013
Belgium	$9.86
Brazil	$16.84
China	$19.35
India	$15.70
Japan	$19.75
Korea	$17.75
Spain	$15.25
U.K.	$9.94
U.S.	$3.75
Source:FERC, Market Oversight, Waterborne Energy, Inc. Data in $US/MMbtu

Because the United States is a low-cost producer of natural gas, we are seeing the beginning of what we believe will be a long-term manufacturing resurgence in the United States. Chemical companies rely heavily on natural gas, and so the abundance of this new source of cheap energy has induced companies like Dow Chemical to invest in the U.S. rather than abroad. Foreign firms are also investing in the U.S. The French oil and gas pipeline company Vallourec has invested more than $700 million building two plants in Youngstown, Ohio to make steel tubes and pipes for the natural gas industry. But the irony of ironies is that Orascom, the Egyptian fertilizer producer, is building a $1.4 billion natural-gas-based nitrogen fertilizer plant in Iowa. This represents the first plant of this type built in the U.S in the last 25 years and highlights the significant competitive advantage that low natural gas prices provide U.S.-based manufacturers. Most significant is that the economics are now so enticing that a company based in the Middle East, a region known for access to low-cost energy, finds itself advantaged to come to America.

Another development taking hold in the manufacturing sector is 3D printing. Although this technology has been around for about thirty years, it has recently become more efficient, accessible, and affordable. It allows manufacturers of any size in almost any industry to place a computer-designed blueprint into a 3D printing machine, pour in a variety of liquids or other materials, and then produce the product layer upon layer. This technology has already been used in the medical field to make custom fit titanium jaws and human skulls. Additionally, Wake Forest University is trying to reproduce human tissue using a 3D printer with the hopes that, one day, human organs can be reproduced. We believe this is a disruptive technology that will bring about great change in the way products are manufactured, bringing with it cost reduction, less waste, greater productivity, and more customization for consumers.

It is our opinion that these and other major developments will make the United States the low cost producer and manufacturer of many goods and services. From a macro perspective, our research shows that in order for Europe to be competitive with the U.S. today, they would need to reduce their costs another 30%. This is in addition to the reductions they have already made! We believe Japan is no longer competitive with the United States. In fact, companies such as Toyota, Nissan Motor, and Honda are bringing major production facilities over here. While China remains a competitor, it is seeing many companies move to the United States due to wage increases, expensive shipping, and the continued high risk of intellectual property theft, among other reasons.

We consider real estate another area of growth for the U.S. Though prices are location specific, the health of the U.S. real estate market has been improving over this past year, and we expect this trend to continue over time. As the shadow inventory of properties continues to be worked down, new home buyers and investors enter the market. With the help of low interest rates and the lack of development over the past four years, real estate has become a tailwind rather than a headwind for the economy.

We remain optimistic about economic growth over the long run. However, we have been closely monitoring the potential for higher inflation and higher interest rates. Currently, the U.S. has one of its highest levels of leverage ever. This added liquidity has the potential for high inflation. Whether or not inflation becomes an issue will largely depend on the actions taken by the Federal Reserve.

Given the amount of liquidity added over the past few years, many have asked us why this has not yet caused high inflation. Our answer is that most of this money has been sitting in the banks for the past five years, and thus it has not been lent out to the general public (See Chart 1 – U.S. Bank Cash Assets). If it had, we are confident we would currently have higher inflation. The banks have parked the money with the Federal Reserve and are earning interest on it. They receive a virtually interest-free loan from the Federal Reserve, and then they loan it back to the Federal Reserve and collect interest, risk free! Until the majority of this money is lent out to the public, thereby entering into the economy, we do not believe we will have high inflation.

Chart 1
U.S. Bank Cash Assets

We also believe that inflation (as measured by the CPI) has been relatively subdued because of stagnant wages. Without wage inflation, we believe companies will have a hard time passing on higher prices to consumers. We do not expect this to change until labor markets tighten, thus giving employees better bargaining power for higher wages. Our research shows that in order to have a tight labor market in which a greater number of people can negotiate for raises, the unemployment rate needs to be down closer to 6.0% to 6.5%. That is going to take approximately 4 million jobs. When we consider that over the past year the U.S. has averaged 180,000 new jobs per month, and the monthly average of new people coming into the labor pool is 110,000, the net job creation is only 70,000 per month. Therefore, we believe it’s going to take approximately 4.5 years before the labor market tightens and wage inflation becomes an issue.

We do feel the U.S. is vulnerable to rising interest rates due to credit risk. This is separate from inflation. The general thinking at the International Monetary Fund is that when a nation becomes 115% to 120% in debt, people start worrying about getting their money back. Today, the U.S. is at 103%. This is not a major concern of ours at this time, and we believe we have five to seven years before this could become a major issue. However, if the U.S. debt-to-GDP reaches 115%, we will need to consider the investment risks associated with increasing interest rates.

CM Advisors Fund (symbol: CMAFX)

For the period ended February 28, 2013, the one-year return for CM Advisors Fund – Class I (the “Fund”) was 11.61% versus 17.57% for its benchmark, the Russell 3000® Value Index (the “Index”). The three-year average annualized return for the Fund ended the same period was 10.15% versus 13.66% for the Index. The five-year average annualized return for the Fund ended the same period was 4.34% versus 4.11% for the Index.

It is important to restate that the Fund is an all-cap fund, which means it invests in companies across the market-capitalization spectrum. (For purposes of this Fund, we consider various cap sizes as follows: large cap = $10 billion market cap and up, mid cap = $2.5 billion market cap to $10 billion market cap, and small cap = $2.5 billion market cap and less.) Over time, the Fund’s weighting within each cap size will vary based on the valuation levels of stocks among the various market capitalizations. Additionally, the Fund’s total equity exposure will vary based on equity valuation levels in general. The chart below illustrates how the weightings can change.

Table 1

	Weights		Market-Cap Analysis
Date	% Cash	% Equity	% Large Cap	% Mid Cap	% Small Cap
2/29/2012	18.3	81.7	56.5	12.7	30.8
2/28/2013	19.7	80.3	45.4	9.3	45.3

Note: The Fund’s fiscal year covers the period 3/01/2012 through 2/28/2013. Source: Factset Portfolio Analytics. The market-cap analysis percentages exclude the cash weighting of the Fund.

As listed on Table 1, the Fund’s exposure to cash and equities has remained roughly the same over the past fiscal year. However, the make-up of stocks has changed significantly. The Fund’s exposure to large-cap stocks has declined more than 19%, and its mid-cap exposure declined more than 26%. During this same time, the Fund’s small-cap exposure has increased more than 46%. We believe this shift in the Fund’s asset allocation has put it in a very strong position to benefit from what we believe are many undervalued stocks both relative to the Index and on an absolute basis.

During the fiscal year, the Fund continued to focus on high-quality companies as measured by strong balance sheets. According to Factset, at the end of the fiscal year, the Fund’s companies, on a weighted basis, had a total long-term debt-to-capital ratio of 21.7% versus 35.4% for the Index. If the Fund were a home, this long-term debt-to-capital ratio is tantamount to saying one has 78.3% equity in one’s home. Thus, while the Fund has increased its exposure to smaller companies during the fiscal year, we believe we have not had to sacrifice the quality of the businesses purchased. Moreover, we believe the Fund’s weighting to low-leveraged companies increases its survivability and durability, especially in uncertain economic environments.

While the Fund underperformed its benchmark during this fiscal year, we believe the stock-selection process is tracking in the right direction. Table 2 takes a closer look at this as it analyzes the drivers of performance by average market cap during the year ended February 28, 2013. In doing so, it breaks down the Fund’s equity exposure into quintiles (that is, twenty percent segments), as well as the Fund’s cash equivalent position. This analysis shows that the Fund’s overweighting in cash equivalents and its underweighting to the largest quintile of securities versus the Index (45.74% to 84.62%), are the two primary reasons for the Fund’s underperformance relative to the Index this past fiscal year.

However, when you look at the return of the other four quintiles, i.e. the smaller companies where the Fund has been increasing its exposure over the past two years, the Fund significantly outperformed the Index in each. In Quintile 2, the Fund outperformed the Index 25.85% to 18.32%. In Quintile 3, the Fund outperformed the Index 35.36% to 17.47%. In Quintile 4, the Fund outperformed the Index 25.70% to 16.52%. In Quintile 5, the Fund outperformed the Index 31.73% to 16.09%. Again, because it was not more heavily weighted to these four quintiles, the total return of the Fund underperformed the Index for the fiscal year. However, we believe this analysis highlights our stock picking ability, as well as the direction we believe the Fund is headed.

Table 2

	CM Advisors Fund		Russell 3000 Value Index
Market Cap (In Millions)	Portfolio Average Weight	Portfolio Total Return	Index Average Weight	Index Total Return
Quintile 1: 3913.6 - 505670.2	45.74	5.52	84.62	17.17
Quintile 2: 1429.8 - 3910.0	6.32	25.85	9.43	18.32
Quintile 3: 569.3 - 1426.8	10.85	35.36	3.26	17.47
Quintile 4: 248.7 - 568.9	7.57	25.70	1.44	16.52
Quintile 5: 0.0 - 248.4	9.15	31.73	0.67	16.09
Cash & Equivalents	18.34	0.01	—	—

Table does not include the Fund’s average 2.03% invested in short-term U.S. Treasury bills. Source: Factset

During most of the fiscal year and continuing into the first quarter of 2013, it has become increasingly difficult to find securities of any cap size that meet our strict buying criteria. This is the reason that cash equivalent holdings continue to represent more than 19% of the Fund’s total assets at the end of the fiscal year. However, looking forward, we remain very confident that as long as we continue to select those companies where we believe we can take advantage of the value gap (i.e. the difference between price and intrinsic value), the Fund should be on track to fulfill its long-term investment goal.

CM Advisors Small Cap Value Fund (symbol: CMOVX)

For the period ended February 28, 2013, the one year return for CM Advisors Small Cap Value Fund – Class I (the “Fund”) was 17.42% versus 16.89% for its benchmark, the Russell 2000 Value® Index (the “Index”). Since inception, April 15, 2011, through February 28, 2013, the Fund delivered an average annualized return of 8.84% versus 7.20% for the Index.

Performance Attribution

Note: The Fund’s fiscal year covers the period 3/01/2012 through 2/28/2013. Source: Factset

As shown in the performance attribution table above, the Fund looked very different from the Index during this past fiscal year. The most significant differences are discussed below.

Industrials: The Fund’s average weighting was 50.99% versus 13.15% for the Index. This provided a helpful tailwind since the Fund’s industrial holdings outperformed the collective Industrials in the Index (24.52% vs. 16.83%). When coupled with the Fund’s overweighting, this sector was the lead contributor to the Fund’s total return and its outperformance of the Index.

Financials: The Fund’s average weighting was 3.29% versus 37.49% for the Index. This was a significant headwind for the Fund, as Financials performed very well in 2012. It is important to note that the financial stocks owned in the Fund outperformed the collective financial stocks in the Index 38.07% versus 23.97%. However, because of the underweighting in this sector relative to the Index, the Fund’s outperformance did not offset the large discrepancy to the total return.

Cash Equivalents: The Fund’s average weighting was 9.11%. While the Fund generally intends to be fully invested with a maximum cash position of 10%, in the absence of values that met our investment discipline, we opted to hold cash equivalents.

Many shareholders have asked if we are concerned about missing any additional remaining upside in the Financials sector. It is an important question given our low exposure to such a large segment of the economy, as well as the heavy weighting of this sector in the Index. Generally speaking, the answer is no. In previous letters, we have discussed our views on the riskiness of Financials-sector stocks and why we have not found many to buy. It is not for lack of looking or diligent scrutiny. We believe we have a well-developed framework for screening and analysis on financial securities, as well as extensive experience in this segment that dates back to the Savings & Loan Crisis in the late 1980’s.

Historically, we have found that small-cap financial securities typically do not have wide valuation ranges which are so important to our selection process. Small-cap banks, for example, usually bottom around book value and peak around two times that level. Every generation or so, a cataclysmic event occurs, providing a plethora of opportunities. Thus, from our perspective, in more normal times, the upside of the Financials sector is typically limited when compared to other sectors.

Drilling down a little further, REITs, an important component of the Financials sector, are in very high demand these days because of their high dividend-paying nature. However, from a total return perspective, REITs have not met our value discipline and thus have not offered us reasonable investment opportunities since the Fund’s inception. Simply put, it is our opinion that most small-cap financial firms since the Fund’s inception-to-date have not been sufficiently safe, understandable, or cheap. Therefore, in sticking with our investment discipline, we have had to look for investments in other sectors.

Industrials securities, by contrast, do generally have wide valuation ranges. They typically bottom around tangible book value and peak at roughly three to four times that level. At the bottom, the market tends to value them based on their balance sheets. At their peak, they are usually valued on earnings or cash flows. In most circumstances, we believe it is important to avoid the companies with leverage given their strong cyclicality. Furthermore, we have found that the non-leveraged companies in this sector often times provide great upside from the bottoms. Overall, we typically find industrial securities much easier to understand and value than financial companies.

Finally, it is our experience that a strong economic environment that would drive earnings substantially higher for financial companies would also have a similar effect on most industrial companies. As such, we believe the Fund is well positioned to capture any upside that would occur in a strong economic environment.

Given our sizeable weighting to the Industrials sector, a number of shareholders have asked if we are properly diversified. Our comfort level here is due to the wide range of businesses and end markets that make up the Industrials sector. In this regard, we believe it is the most diverse segment in the economy. The table below highlights our exposures to the wide range of sub-sectors that make up the top line Industrials sector category. Given the end market exposures below, we believe the Fund is well diversified throughout this sector.

Industrial Holdings by Sub-Sector in CM Advisors Small Cap Value
Fund as of 02-28-13

Having recently completed the Fund’s first twenty-two months of operations, it is worth reviewing the key aspects of our investment philosophy and process that we have employed. We have focused on four primary criteria:

Low financial leverage: A core focus of the Fund has been to invest in companies with low financial leverage (i.e., strong balance sheets). According to Factset, as of February 28, 2013, the weighted long-term debt-to-capital ratio of the 62 equity holdings in the Fund is 13.45% compared to 26.31% for the Index. Moreover, our research shows that the combined companies in the Fund, on a weighted basis, have almost no net-debt when adjusting for the cash on their balance sheets.

High operating leverage: We have focused on companies that we believe are significantly under-earning their potential. Thus, many of these companies have potential for margin expansion.

Wide historical valuation range: We have focused our attention on buying companies with low multiples of tangible book and enterprise value-to-sales when applied to cycle-low fundamentals. Our sell targets have typically been based on forecasted full-cycle financials and recovery-level multiples.

Structurally sound industries: We have focused on buying companies in what we believe are out-of-favor industries during their cyclical troughs. We pay special attention to differentiate between cyclicality and the structural direction of industries and end markets. Unrecognized structurally-broken industries are, in our view, the biggest source of disappointment for value investors.

As a final thought, we have continued to embrace volatility rather than fear it. Small-cap stocks are notoriously volatile and create strong emotions of fear and greed among investors. The goal of our rigorous valuation and margin-of-safety approach is to give us the confidence to take advantage of these extremes rather than fall victim to the fear and panic that is often widespread during uncertain times. As the Fund closes in on the two-year mark, we believe we have been executing according to plan.

CM Advisors Fixed Income Fund (symbol: CMFIX)

For the fiscal year ended February 28, 2013, CM Advisors Fixed Income Fund (the “Fund”) returned 1.83% versus 3.12% for its benchmark, the Barclays U.S. Aggregate Index (the “Index”). The primary reason for the underperformance during this period was the Fund’s 37.5% exposure to cash equivalent holdings versus the fully-invested Index. For the three-year return ended February 28, 2013, the Fund generated an average annualized returned of 4.92% versus 5.45% for the Index. Since inception, March 24, 2006, through February 28, 2013, the Fund has generated an average annualized return of 6.97% versus 5.87% for the Index.

Because we could only find a small number of bargains that fit our buy criteria during this past year, the cash equivalent holdings (i.e. money market funds and U.S. Treasury bills) increased from 56% of Fund assets on February 29, 2012, to 63% of Fund assets on August 31, 2013. As the fiscal year continued, we made the decision to begin purchasing various short-term bonds with maturities of five years or less. As of February 28, 2013, cash equivalent holdings now make up 38.3% of Fund assets. Most likely, these shorter-term bonds will be held to maturity.

The Fund has the ability to invest in any fixed income security meeting our investment criteria, although it has been primarily invested in U.S. corporate bonds and U.S. Treasury securities of varying maturities. As of February 28, 2013, Fund assets are invested as follows: 47.1% corporate securities, 14.6% short-term Treasury bonds and the remaining 38.3% in cash and Treasury bills. To gain further insight into the Fund’s portfolio characteristics, the table below highlights its weighted-average characteristics as of February 28, 2013:

Average Yield to Maturity (includes cash)
Average Current Yield (%):	3.23
Average Maturity (yrs.):	3.57
Average coupon (%):	3.73
Avg Duration (yrs.):	2.95
Number of Issues:	83
SEC 30-day yield (as of February 28, 2013):	0.61%
Source: Advent, Century Management

In summary, we continue to closely monitor credit spreads, as well as the absolute level of interest rates in the search for bargains. Under sustained pressure in the economy, we would expect to see corporate profit margins come under pressure and eventually decline. With profit margins inversely related to credit spreads, we would then expect to see the credit spreads widen during a time of sustained market duress as investors become more risk averse. Should this occur, we will likely move our cash equivalent holdings into what will likely be attractively-priced securities. In the meantime, we will continue to execute our value-based discipline searching for bargains. And in the absence of bargains, we will patiently continue to hold cash equivalents and short-term securities.

From all of us at the CM Advisors Family of Funds, we appreciate your trust and confidence.

Sincerely,
CM Fund Advisors

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisors Family of Funds (the “Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and investment in the Funds is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds. Investments in the Funds are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small cap risk, other investment companies risk and credit risk. More information about these risks and other risks can be found in the Funds’ prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing. The Funds are distributed by Ultimus Fund Distributors, LLC.

CM Advisors Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Fund, the Russell 3000® Index and the Russell 3000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2013)
	1 Year	5 Years	Since Inception(a)
CM Advisors Fund - Class I	11.61%	4.34%	3.92%
CM Advisors Fund - Class R	11.38%	N/A	8.00%
Russell 3000® Value Index*	17.57%	4.11%	7.86%(b)
Russell 3000® Index*	13.65%	5.38%	7.72%(b)

(a)	Commencement of operations for Class I shares was May 13, 2003. Commencement of operations for Class R shares was July 8, 2011.

(b)	Represents the period from May 13, 2003 (date of commencement of operations for Class I shares) through February 28, 2013.

*
Prior to October 1, 2012, the Russell 3000® Index was used as the Fund’s primary benchmark. The Russell 3000® Index generally measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth value. The Advisor believes that the Russell 3000® Value Index is a more appropriate benchmark for the Fund because it measures the performance of only companies with value-based characteristics.

This graph depicts the performance of CM Advisors Fund Class I shares (the “Fund”) versus the Russell 3000® Value Index and the Russell 3000® Index. The graph assumes an initial $10,000 investment at May 13, 2003 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. No redemption fee, however, will be imposed on the exchange of shares of the Fund for shares of another Fund within the Trust. In addition, the graph above represents performance of Class I shares only, which will vary from the performance of Class R shares to the

CM Advisors Fund
Performance Information (Unaudited) (Continued)

extent the classes do not have the same expenses or inception dates. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2013)
	1 Year	Since Inception(a)
CM Advisors Small Cap Value Fund - Class I	17.42%	8.84%
CM Advisors Small Cap Value Fund - Class C	16.22%	7.16%
CM Advisors Small Cap Value Fund - Class R	17.11%	7.99%
Russell 2000® Value Index	16.89%	7.20%(b)

(a)	Commencement of operations for Class I shares was April 15, 2011. Commencement of operations for Class C and Class R shares was July 8, 2011.

(b)	Represents the period from April 15, 2011 (date of commencement of operations for Class I shares) through February 28, 2013.

This graph depicts the performance of CM Advisors Small Cap Value Fund Class I shares (the “Fund”) versus the Russell 2000® Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. No redemption fee, however, will be imposed on the exchange of shares of the Fund for shares of another Fund within the Trust. In addition, the graph above represents performance of Class I shares only, which will vary from the performance of Class C and Class R shares to the extent the classes do not have the same expenses or inception dates. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Barclays U.S. Aggregate Index

Average Annual Total Returns (for the periods ended February 28, 2013)
	1 Year	5 Years	Since Inception(a)
CM Advisors Fixed Income Fund	1.83%	5.80%	6.97%
Barclays U.S. Aggregate Index	3.12%	5.52%	5.87%

(a)	Commencement of operations was March 24, 2006.

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Barclays U.S. Aggregate Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fund
Supplementary Portfolio Information February 28, 2013 (Unaudited)

Asset and Sector Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Jacobs Engineering Group, Inc.	4.1%
Cisco Systems, Inc.	3.9%
Berkshire Hathaway, Inc. - Class B	3.1%
Orion Marine Group, Inc.	2.9%
Corning, Inc.	2.9%
Newmont Mining Corporation	2.7%
Wells Fargo & Company	2.6%
Astec Industries, Inc.	2.4%
Applied Materials, Inc.	2.3%
Intel Corporation	2.3%

CM Advisors Small Cap Value Fund
Supplementary Portfolio Information February 28, 2013 (Unaudited)

Asset and Sector Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Powell Industries, Inc.	3.5%
Orion Marine Group, Inc.	2.9%
Newport Corporation	2.9%
Vishay Precision Group, Inc.	2.6%
Astec Industries, Inc.	2.6%
Tidewater, Inc.	2.4%
Core-Mark Holding Company, Inc.	2.4%
Harsco Corporation	2.4%
II-VI, Inc.	2.4%
Layne Christensen Company	2.3%

CM Advisors Fixed Income Fund
Supplementary Portfolio Information February 28, 2013 (Unaudited)

Asset and Sector Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 4.625%, due 02/15/17	5.4%
U.S. Treasury Notes, 0.375%, due 01/15/16	4.6%
U.S. Treasury Notes, 0.75%, due 12/31/17	4.6%
Alcoa, Inc., 5.87%, due 02/23/22	1.2%
Rowan Companies, Inc., 7.875%, due 08/01/19	1.1%
Staples, Inc., 9.75%, due 01/15/14	1.1%
Johnson Controls, Inc., 5.50%, due 01/15/16	1.0%
Laboratory Corporation of America Holdings, 3.125%, due 05/15/16	1.0%
DIRECTV Holdings LLC, 3.55%, due 03/15/15	1.0%
Bemis Company, Inc., 5.65%, due 08/01/14	1.0%

CM Advisors Fund
Schedule of Investments February 28, 2013
COMMON STOCKS — 80.3%	Shares	Value
Consumer Discretionary — 2.4%
Distributors — 1.0%
Core-Mark Holding Company, Inc.	25,945	$1,243,284

Household Durables — 0.9%
MDC Holdings, Inc.	14,355	551,663
Toll Brothers, Inc. *	16,120	550,014
		1,101,677
Media — 0.4%
Comcast Corporation - Class A Special	12,900	494,199

Specialty Retail — 0.1%
Advance Auto Parts, Inc.	300	22,902
Staples, Inc.	11,370	149,857
		172,759
Consumer Staples — 2.5%
Food & Staples Retailing — 2.2%
Kroger Company (The)	230	6,718
Tesco plc - ADR	160,090	2,703,920
		2,710,638
Food Products — 0.0% (a)
Kellogg Company	380	22,990

Personal Products — 0.3%
LifeVantage Corporation *	163,850	414,541

Energy — 7.5%
Energy Equipment & Services — 5.4%
Dawson Geophysical Company *	39,180	1,210,662
Halliburton Company	32,935	1,367,132
Tidewater, Inc.	45,810	2,168,187
Unit Corporation *	45,185	2,055,014
		6,800,995
Oil, Gas & Consumable Fuels — 2.1%
Apache Corporation	1,310	97,294
Exxon Mobil Corporation	14,085	1,261,312
Total S.A. - ADR	25,425	1,271,758
		2,630,364
Financials — 11.3%
Capital Markets — 0.9%
Charles Schwab Corporation (The)	820	13,317
Walter Investment Management Corporation *	25,040	1,149,837
		1,163,154

CM Advisors Fund
Schedule of Investments (Continued)
COMMON STOCKS — 80.3% (Continued)	Shares	Value
Financials — 11.3% (Continued)
Commercial Banks — 2.7%
Old National Bancorp	4,590	$61,965
Trustmark Corporation	2,005	45,914
Wells Fargo & Company	94,747	3,323,725
		3,431,604
Consumer Finance — 1.5%
American Express Company	29,630	1,841,505

Insurance — 4.3%
Berkshire Hathaway, Inc. - Class B *	37,810	3,862,670
Marsh & McLennan Companies, Inc.	38,332	1,423,650
Selective Insurance Group, Inc.	3,710	82,510
		5,368,830
Thrifts & Mortgage Finance — 1.9%
Nationstar Mortgage Holdings, Inc. *	30,855	1,188,843
Ocwen Financial Corporation *	30,560	1,204,675
		2,393,518
Health Care — 2.1%
Health Care Equipment & Supplies — 1.3%
Medtronic, Inc.	34,675	1,558,988

Health Care Providers & Services — 0.0% (a)
VCA Antech, Inc. *	450	9,882

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	14,125	1,042,425

Industrials — 28.8%
Aerospace & Defense — 0.3%
Innovative Solutions & Support, Inc.	86,956	398,259

Building Products — 2.7%
Apogee Enterprises, Inc.	29,775	767,897
Insteel Industries, Inc.	117,360	1,864,850
Masonite Worldwide Holdings, Inc. *	4,415	195,916
Universal Forest Products, Inc.	14,215	576,845
		3,405,508
Commercial Services & Supplies — 1.0%
Steelcase, Inc. - Class A	84,675	1,198,151

Construction & Engineering — 9.0%
Granite Construction, Inc.	32,675	1,015,866
Jacobs Engineering Group, Inc. *	104,550	5,106,222
Layne Christensen Company *	70,040	1,540,179

CM Advisors Fund
Schedule of Investments (Continued)
COMMON STOCKS — 80.3% (Continued)	Shares	Value
Industrials — 28.8% (Continued)
Construction & Engineering — 9.0% (Continued)
Orion Marine Group, Inc. *	385,115	$3,666,295
		11,328,562
Electrical Equipment — 5.2%
Active Power, Inc. *	10,634	48,597
Emerson Electric Company	48,845	2,769,512
Encore Wire Corporation	29,910	977,758
II-VI, Inc. *	5,535	95,922
Powell Industries, Inc. *	39,940	2,324,907
Servotronics, Inc.	42,708	341,664
		6,558,360
Industrial Conglomerates — 0.8%
3M Company	9,240	960,960

Machinery — 5.8%
Astec Industries, Inc.	83,623	2,977,815
Harsco Corporation	104,355	2,502,433
Key Technology, Inc. *	1,085	13,345
L.S. Starrett Company (The)	6,094	66,851
Lydall, Inc. *	97,567	1,469,359
Omega Flex, Inc.	13,331	185,701
PMFG, Inc. *	2,000	13,540
		7,229,044
Marine — 0.0% (a)
Kirby Corporation *	750	56,985

Professional Services — 2.3%
CDI Corporation	89,174	1,467,804
Heidrick & Struggles International, Inc.	42,120	572,832
Korn/Ferry International *	46,015	851,738
		2,892,374
Trading Companies & Distributors — 1.7%
Lawson Products, Inc.	143,172	2,038,769
Transcat, Inc. *	7,671	48,788
		2,087,557
Information Technology — 21.3%
Communications Equipment — 4.0%
Cisco Systems, Inc.	237,590	4,953,752
PCTEL, Inc.	8,908	61,643
		5,015,395
Computers & Peripherals — 0.6%
Apple, Inc.	140	61,796
Dell, Inc.	2,000	27,900
Hewlett-Packard Company	4,490	90,428

CM Advisors Fund
Schedule of Investments (Continued)
COMMON STOCKS — 80.3% (Continued)	Shares	Value
Information Technology — 21.3% (Continued)
Computers & Peripherals — 0.6% (Continued)
Hutchinson Technology, Inc. *	221,295	$626,265
		806,389
Electronic Equipment, Instruments & Components — 8.1%
Benchmark Electronics, Inc. *	49,360	859,851
Corning, Inc.	288,190	3,634,076
Dolby Laboratories, Inc. - Class A	550	17,534
Electro Scientific Industries, Inc.	3,775	41,562
Maxwell Technologies, Inc. *	242,405	2,121,044
Newport Corporation *	95,445	1,560,526
Perceptron, Inc.	4,610	28,490
Vishay Precision Group, Inc. *	132,265	1,858,323
		10,121,406
Internet Software & Services — 0.1%
EarthLink, Inc.	9,500	55,195
Velti plc *	12,330	45,374
		100,569
IT Services — 0.9%
Paychex, Inc.	33,565	1,111,002

Semiconductors & Semiconductor Equipment — 5.5%
Applied Materials, Inc.	210,050	2,877,685
Cohu, Inc.	23,705	238,472
Intel Corporation	136,820	2,852,697
Rudolph Technologies, Inc. *	82,070	904,412
		6,873,266
Software — 2.1%
Microsoft Corporation	97,010	2,696,878

Materials — 4.3%
Chemicals — 0.0% (a)
Olin Corporation	935	21,655

Metals & Mining — 4.3%
Alcoa, Inc.	133,280	1,135,546
Comstock Mining, Inc. *	434,725	860,755
Newmont Mining Corporation	84,950	3,422,635
		5,418,936
Utilities — 0.1%
Electric Utilities — 0.1%
Exelon Corporation	3,950	122,411

Total Common Stocks (Cost $80,021,509)		$100,805,020

CM Advisors Fund
Schedule of Investments (Continued)
WARRANTS — 0.1%	Shares	Value
Wells Fargo & Company* (Cost $130,130)	16,900	$186,745

MONEY MARKET FUNDS — 20.7%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (b) (Cost $25,985,406)	25,985,406	$25,985,406

Total Investments at Value — 101.1% (Cost $106,137,045)		$126,977,171

Liabilities in Excess of Other Assets — (1.1%)		(1,400,926)

Net Assets — 100.0%		$125,576,245

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of February 28, 2013.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Schedule of Investments February 28, 2013
COMMON STOCKS — 90.5%	Shares	Value
Consumer Discretionary — 3.1%
Distributors — 2.4%
Core-Mark Holding Company, Inc.	5,800	$277,936

Household Durables — 0.7%
MDC Holdings, Inc.	2,200	84,546

Consumer Staples — 1.1%
Personal Products — 1.1%
LifeVantage Corporation *	52,600	133,078

Energy — 6.5%
Energy Equipment & Services — 6.5%
Dawson Geophysical Company *	6,325	195,443
Natural Gas Services Group, Inc. *	3,220	56,221
Tidewater, Inc.	5,880	278,300
Unit Corporation *	4,865	221,260
		751,224
Financials — 5.1%
Capital Markets — 0.8%
Walter Investment Management Corporation *	2,100	96,432

Commercial Banks — 3.3%
Glacier Bancorp, Inc.	7,235	126,178
Old National Bancorp	12,315	166,253
Trustmark Corporation	3,680	84,272
		376,703
Insurance — 1.0%
Selective Insurance Group, Inc.	5,490	122,098

Industrials — 53.4%
Aerospace & Defense — 3.4%
Curtiss-Wright Corporation	5,895	204,616
Innovative Solutions & Support, Inc.	40,650	186,177
		390,793
Building Products — 6.9%
Apogee Enterprises, Inc.	4,250	109,607
Insteel Industries, Inc.	13,784	219,028
Masonite Worldwide Holdings, Inc. *	3,585	159,084
Quanex Building Products Corporation	5,800	115,478
Universal Forest Products, Inc.	4,810	195,190
		798,387
Commercial Services & Supplies — 1.3%
Steelcase, Inc. - Class A	10,395	147,089

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Industrials — 53.4% (Continued)
Construction & Engineering — 9.0%
EMCOR Group, Inc.	5,730	$221,006
Granite Construction, Inc.	6,925	215,299
Layne Christensen Company *	12,280	270,037
Orion Marine Group, Inc. *	35,748	340,321
		1,046,663
Electrical Equipment — 10.1%
Active Power, Inc. *	30,539	139,563
Encore Wire Corporation	6,584	215,231
II-VI, Inc. *	15,870	275,027
Powell Industries, Inc. *	6,885	400,776
Servotronics, Inc.	17,594	140,752
		1,171,349
Machinery — 12.6%
Astec Industries, Inc.	8,465	301,439
Dynamic Materials Corporation	10,100	170,690
Flow International Corporation *	17,745	65,834
Harsco Corporation	11,485	275,410
Key Technology, Inc. *	5,075	62,422
L.S. Starrett Company (The)	10,999	120,659
Lydall, Inc. *	13,765	207,301
Omega Flex, Inc.	16,261	226,516
PMFG, Inc. *	3,355	22,713
		1,452,984
Marine — 0.9%
Kirby Corporation *	1,400	106,372

Professional Services — 6.1%
CDI Corporation	16,240	267,310
CTPartners Executive Search, Inc. *	12,860	48,225
Heidrick & Struggles International, Inc.	15,935	216,716
Korn/Ferry International *	9,260	171,403
		703,654
Trading Companies & Distributors — 3.1%
Lawson Products, Inc.	18,755	267,071
Transcat, Inc. *	13,544	86,140
		353,211
Information Technology — 17.4%
Communications Equipment — 0.5%
PCTEL, Inc.	7,856	54,363

Computers & Peripherals — 0.0% (a)
Hutchinson Technology, Inc. *	2,069	5,855

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Information Technology — 17.4% (Continued)
Electronic Equipment, Instruments & Components — 12.2%
Benchmark Electronics, Inc. *	13,645	$237,696
Electro Scientific Industries, Inc.	21,115	232,476
Maxwell Technologies, Inc. *	25,963	227,176
Newport Corporation *	20,485	334,930
Perceptron, Inc.	11,654	72,022
Vishay Precision Group, Inc. *	21,680	304,604
		1,408,904
Internet Software & Services — 1.0%
Velti plc *	30,850	113,528

Semiconductors & Semiconductor Equipment — 3.7%
Cohu, Inc.	21,529	216,582
CyberOptics Corporation *	2,949	19,139
International Rectifier Corporation *	1,630	34,263
Rudolph Technologies, Inc. *	13,970	153,949
		423,933
Materials — 3.9%
Chemicals — 0.7%
Olin Corporation	3,200	74,112

Metals & Mining — 3.2%
Comstock Mining, Inc. *	86,810	171,884
Synalloy Corporation	14,644	199,891
		371,775

Total Common Stocks (Cost $8,375,538)		$10,464,989

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)
MONEY MARKET FUNDS — 9.3%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (b) (Cost $1,068,955)	1,068,955	$1,068,955

Total Investments at Value — 99.8% (Cost $9,444,493)		$11,533,944

Other Assets in Excess of Liabilities — 0.2%		27,103

Net Assets — 100.0%		$11,561,047

*	Non-income producing security.
(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of February 28, 2013.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Schedule of Investments February 28, 2013
CORPORATE BONDS — 46.2%	Par Value	Value
Consumer Discretionary — 8.3%
Auto Components — 1.0%
Johnson Controls, Inc., 5.50%, due 01/15/16	$1,002,000	$1,123,774

Hotels, Restaurants & Leisure — 0.8%
Marriott International, Inc., 6.375%, due 06/15/17	400,000	462,459
Starbucks Corporation, 6.25%, due 08/15/17	300,000	360,299
		822,758
Household Durables — 0.9%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	552,959
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	217,776
Toll Brothers Finance Corporation, 5.15%, due 05/15/15	150,000	160,031
		930,766
Media — 3.3%
Comcast Corporation,
5.90%, due 03/15/16	914,000	1,046,707
6.30%, due 11/15/17	200,000	243,841
5.70%, due 05/15/18	400,000	481,378
DIRECTV Holdings LLC, 3.55%, due 03/15/15	1,042,000	1,091,378
McGraw-Hill Companies, Inc. (The), 5.90%, due 11/15/17	200,000	224,735
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	432,030
		3,520,069
Multiline Retail — 0.6%
Kohl's Corporation,
6.25%, due 12/15/17	500,000	578,262
6.00%, due 01/15/33	100,000	105,267
		683,529
Specialty Retail — 1.7%
Home Depot, Inc. (The), 5.40%, due 03/01/16	600,000	681,392
Staples, Inc., 9.75%, due 01/15/14	1,058,000	1,137,749
		1,819,141
Consumer Staples — 3.2%
Beverages — 1.2%
Coca-Cola Company (The), 5.35%, due 11/15/17	770,000	916,512
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	354,665
		1,271,177
Food Products — 0.8%
Kraft Foods, Inc., 6.125%, due 02/01/18	770,000	928,410

Household Products — 0.3%
Clorox Company (The), 3.55%, due 11/01/15	335,000	354,419

Personal Products — 0.9%
Avon Products, Inc., 6.50%, due 03/01/19	840,000	945,523

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 46.2% (Continued)	Par Value	Value
Energy — 4.8%
Energy Equipment & Services — 2.7%
Rowan Companies, Inc., 7.875%, due 08/01/19	$910,000	$1,139,493
Transocean, Inc., 7.375%, due 04/15/18	855,000	1,017,508
Weatherford International Ltd.,
6.35%, due 06/15/17	370,000	427,077
6.00%, due 03/15/18	300,000	343,336
		2,927,414
Oil, Gas & Consumable Fuels — 2.1%
Peabody Energy Corporation, 7.375%, due 11/01/16	882,000	1,005,480
Valero Energy Corporation,
4.50%, due 02/01/15	195,000	208,278
6.125%, due 06/15/17	570,000	679,290
10.50%, due 03/15/39	250,000	401,610
		2,294,658
Financials — 1.7%
Commercial Banks — 0.5%
Wells Fargo & Company, 5.625%, due 12/11/17	500,000	593,714

Consumer Finance — 1.2%
American Express Company,
7.00%, due 03/19/18	800,000	1,001,631
8.125%, due 05/20/19	200,000	269,482
		1,271,113
Health Care — 1.5%
Health Care Providers & Services — 0.9%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	970,849

Pharmaceuticals — 0.6%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	685,506

Industrials — 10.9%
Aerospace & Defense — 0.2%
United Technologies Corporation, 5.375%, due 12/15/17	200,000	237,611

Building Products — 0.7%
Masco Corporation,
6.125%, due 10/03/16	300,000	333,062
5.85%, due 03/15/17	400,000	436,182
		769,244
Commercial Services & Supplies — 1.4%
Pitney Bowes, Inc., 5.75%, due 09/15/17	200,000	215,202
R.R. Donnelley & Sons Company, 12.50%(a), due 02/01/19	200,000	226,750

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 46.2% (Continued)	Par Value	Value
Industrials — 10.9% (Continued)
Commercial Services & Supplies — 1.4% (Continued)
Waste Management, Inc., 6.375%, due 03/11/15	$978,000	$1,084,603
		1,526,555
Communications Equipment — 1.0%
Juniper Networks, Inc., 3.10%, due 03/15/16	1,007,000	1,056,715

Containers & Packaging — 1.0%
Bemis Company, Inc., 5.65%, due 08/01/14	1,022,000	1,088,629

Electrical Equipment — 0.8%
Eaton Corporation, 8.10%, due 08/15/22	150,000	207,156
Emerson Electric Company, 5.25%, due 10/15/18	570,000	682,843
		889,999
Health Care Providers & Services — 1.0%
Laboratory Corporation of America Holdings, 3.125%, due 05/15/16	1,038,000	1,095,470

Machinery — 1.0%
Dover Corporation, 5.45%, due 03/15/18	115,000	137,523
Harsco Corporation, 2.70%, due 10/15/15	885,000	904,353
		1,041,876
Road & Rail — 3.2%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	790,000	1,010,748
CSX Corporation, 6.25%, due 03/15/18	500,000	606,441
Norfolk Southern Corporation, 5.75%, due 01/15/16	947,000	1,072,746
Ryder System, Inc., 3.15%, due 03/02/15	454,000	471,846
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	241,986
		3,403,767
Semiconductors & Semiconductor Equipment — 0.6%
Applied Materials, Inc., 2.65%, due 06/15/16	633,000	666,634

Information Technology — 5.3%
Electronic Equipment, Instruments & Components — 1.2%
Avnet, Inc., 6.625%, due 09/15/16	500,000	568,537
Corning, Inc.,
6.85%, due 03/01/29	100,000	123,876
7.25%, due 08/15/36	500,000	615,365
		1,307,778
IT Services — 2.1%
International Business Machines Corporation, 7.625%, due 10/15/18	420,000	556,548

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 46.2% (Continued)	Par Value	Value
Information Technology — 5.3% (Continued)
IT Services — 2.1% (Continued)
Western Union Company (The),
5.93%, due 10/01/16	$600,000	$662,372
6.20%, due 11/17/36	1,025,000	1,043,073
		2,261,993
Software — 2.0%
BMC Software, Inc., 7.25%, due 06/01/18	848,000	1,004,655
Intuit, Inc., 5.75%, due 03/15/17	946,000	1,084,912
		2,089,567
Materials — 9.8%
Chemicals — 2.2%
Airgas, Inc., 2.85%, due 10/01/13	945,000	956,919
Cytec Industries, Inc., 8.95%, due 07/01/17	650,000	820,651
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	587,408
		2,364,978
Construction Materials — 1.1%
Vulcan Materials Company,
6.40%, due 11/30/17	500,000	558,750
7.50%, due 06/15/21	500,000	585,000
		1,143,750
Containers & Packaging — 0.8%
Ball Corporation, 7.375%, due 09/01/19	830,000	919,225

Metals & Mining — 5.7%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	872,298
5.87%, due 02/23/22	1,200,000	1,275,746
Allegheny Technologies, Inc., 9.375%, due 06/01/19	355,000	457,082
ArcelorMittal, 5.00%(a), due 02/25/17	960,000	998,880
Commercial Metals Company,
6.50%, due 07/15/17	420,000	456,750
7.35%, due 08/15/18	230,000	254,725
Nucor Corporation, 5.85%, due 06/01/18	300,000	362,611
Reliance Steel & Aluminum Company, 6.20%, due 11/15/16	360,000	408,783
Southern Copper Corporation, 6.375%, due 07/27/15	972,000	1,068,803
		6,155,678
Utilities — 0.7%
Multi-Utilities — 0.7%
Consolidated Edison Company of New York, Inc., 5.85%, due 04/01/18	570,000	694,020

Total Corporate Bonds (Cost $45,043,648)		$49,856,309

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
U.S. GOVERNMENT OBLIGATIONS — 37.8%	Par Value	Value
U.S. Treasury Bills (b) — 23.2%
0.06%, due 03/28/13	$10,000,000	$9,999,480
0.073%, due 04/25/13	5,000,000	4,999,295
0.12%, due 05/30/13	10,000,000	9,997,380
		24,996,155
U.S. Treasury Notes — 14.6%
0.375%, due 01/15/16	5,000,000	5,005,080
4.625%, due 02/15/17	5,000,000	5,796,875
0.75%, due 12/31/17	5,000,000	5,004,690
		15,806,645
Total U.S. Government Obligations (Cost $40,777,443)		$40,802,800

CLOSED-END FUNDS — 0.9%	Shares	Value
Pioneer High Income Trust	13,600	$228,752
Western Asset Managed High Income Fund, Inc.	122,153	769,564
Total Closed-End Funds (Cost $855,726)		$998,316

MONEY MARKET FUNDS — 13.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (c) (Cost $15,064,902)	15,064,902	$15,064,902

Total Investments at Value — 98.8% (Cost $101,741,719)		$106,722,327

Other Assets in Excess of Liabilities — 1.2%		1,270,270

Net Assets — 100.0%		$107,992,597

(a)	Variable rate security. The rate shown is the effective interest rate as of February 28, 2013.
(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(c)	The rate shown is the 7-day effective yield as of February 28, 2013.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities February 28, 2013
	CM Advisors Fund	CM Advisors Small Cap Value Fund
ASSETS
Investments in securities:
At cost	$106,137,045	$9,444,493
At value (Note 2)	$126,977,171	$11,533,944
Dividends receivable	159,578	5,128
Receivable for capital shares sold	17,238	7,761
Receivable from Advisor (Note 5)	—	18,797
Other assets	18,744	8,861
TOTAL ASSETS	127,172,731	11,574,491

LIABILITIES
Payable for investment securities purchased	1,324,179	—
Payable for capital shares redeemed	134,550	42
Payable to Advisor (Note 5)	95,624	—
Accrued distribution fees (Note 5)	445	2,349
Payable to administrator (Note 5)	17,323	8,340
Other accrued expenses and liabilities	24,365	2,713
TOTAL LIABILITIES	1,596,486	13,444

NET ASSETS	$125,576,245	$11,561,047

Net assets consist of:
Paid-in capital	$144,780,788	$9,276,215
Distributions in excess of net investment income	(49,907)	(14,811)
Accumulated net realized gains (losses) from security transactions	(39,994,762)	210,192
Net unrealized appreciation on investments	20,840,126	2,089,451

Net assets	$125,576,245	$11,561,047

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities (Continued) February 28, 2013
	CM Advisors Fund	CM Advisors Small Cap Value Fund
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$125,421,538	$11,094,476
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	10,598,698	986,559
Net asset value, redemption price and offering price per share (a)	$11.83	$11.25

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares		$112,020
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)		10,021
Net asset value, redemption price and offering price per share (a)		$11.18

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares	$154,707	$354,551
Class R shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	13,079	31,546
Net asset value, redemption price and offering price per share (a)	$11.83	$11.24

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities February 28, 2013
CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$101,741,719
At value (Note 2)	$106,722,327
Dividends and interest receivable	699,304
Receivable for capital shares sold	605,636
Other assets	35,912
TOTAL ASSETS	108,063,179

LIABILITIES
Payable for capital shares redeemed	367
Payable to Advisor (Note 5)	40,881
Payable to administrator (Note 5)	10,858
Other accrued expenses	18,476
TOTAL LIABILITIES	70,582

NET ASSETS	$107,992,597

Net assets consist of:
Paid-in capital	$102,768,205
Undistributed net investment income	233,118
Accumulated net realized gains from security transactions	10,666
Net unrealized appreciation on investments	4,980,608

Net assets	$107,992,597

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,279,682

Net asset value, redemption price and offering price per share	$11.64

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations Year Ended February 28, 2013
	CM Advisors Fund	CM Advisors Small Cap Value Fund
INVESTMENT INCOME
Dividends	$2,120,425	$251,071
Foreign withholding taxes on dividends	(14,249)	—
Interest	1,625	—
TOTAL INVESTMENT INCOME	2,107,801	251,071

EXPENSES
Investment advisory fees (Note 5)	1,229,505	97,350
Administration fees (Note 5)	98,579	24,000
Fund accounting fees (Note 5)	71,321	36,977
Registration and filing fees	53,491	50,055
Transfer agent fees (Note 5)	41,727	39,000
Professional fees	41,716	35,677
Trustees’ fees and expenses (Note 5)	45,956	21,546
Printing of shareholder reports	12,998	7,290
Custody and bank service fees	12,897	5,810
Postage and supplies	12,700	5,022
Insurance expense	13,238	1,279
Compliance support services fees	4,202	510
Pricing fees	2,441	1,057
Distributor service fees (Note 5)	1,583	1,583
Distribution fees (Note 5)	628	1,640
Other expenses	17,138	10,984
TOTAL EXPENSES	1,660,120	339,780
Advisory fees waived and expenses reimbursed by Advisor (Note 5)	(48,367)	(216,453)
NET EXPENSES	1,611,753	123,327

NET INVESTMENT INCOME	496,048	127,744

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	7,898,495	514,789
Net change in unrealized appreciation (depreciation) on investments	5,131,483	1,055,265

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	13,029,978	1,570,054

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,526,026	$1,697,798

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations Year Ended February 28, 2013
CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$84,014
Interest	2,118,578
TOTAL INVESTMENT INCOME	2,202,592

EXPENSES
Investment advisory fees (Note 5)	503,958
Administration fees (Note 5)	80,846
Trustees’ fees and expenses (Note 5)	40,612
Fund accounting fees (Note 5)	34,104
Professional fees	31,303
Registration and filing fees	28,170
Transfer agent fees (Note 5)	18,000
Pricing fees	12,979
Insurance expense	10,259
Custody and bank service fees	9,672
Postage and supplies	7,294
Printing of shareholder reports	6,911
Compliance support services fees	3,516
Distributor service fees (Note 5)	1,583
Other expenses	11,117
TOTAL EXPENSES	800,324

NET INVESTMENT INCOME	1,402,268

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,155,781
Net change in unrealized appreciation (depreciation) on investments	(790,561)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	365,220

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,767,488

See accompanying notes to financial statements.

CM Advisors Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2013	Year Ended February 29, 2012
FROM OPERATIONS
Net investment income	$496,048	$229,664
Net realized gains (losses) from security transactions	7,898,495	(1,541,147)
Net change in unrealized appreciation (depreciation) on investments	5,131,483	2,120,467
Net increase in net assets from operations	13,526,026	808,984

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class I	(529,105)	(318,248)
Distributions from net investment income, Class R	(237)	(57)
Distributions in excess of net investment income, Class I	(49,883)	—
Distributions in excess of net investment income, Class R	(24)	—
Decrease in net assets from distributions to shareholders	(579,249)	(318,305)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS I
Proceeds from shares sold	8,995,868	11,100,437
Net asset value of shares issued in reinvestment of distributions to shareholders	554,226	304,393
Proceeds from redemption fees collected (Note 2)	4,978	5,982
Payments for shares redeemed	(25,529,564)	(26,095,827)
Net decrease in net assets from Class I share transactions	(15,974,492)	(14,685,015)

CLASS C
Proceeds from shares sold	—	100,000
Payments for shares redeemed	(100,069)	—
Net increase (decrease) in net assets from Class C share transactions	(100,069)	100,000

CLASS R
Proceeds from shares sold	38,100	121,480
Net asset value of shares issued in reinvestment of distributions to shareholders	261	57
Proceeds from redemption fees collected (Note 2)	204	—
Payments for shares redeemed	(20,464)	—
Net increase in net assets from Class R share transactions	18,101	121,537

TOTAL DECREASE IN NET ASSETS	(3,109,683)	(13,972,799)

NET ASSETS
Beginning of year	128,685,928	142,658,727
End of year	$125,576,245	$128,685,928

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(49,907)	$33,294

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2013	Period Ended February 29, 2012(a)
FROM OPERATIONS
Net investment income	$127,744	$3,375
Net realized gains (losses) from security transactions	514,789	(56,005)
Net change in unrealized appreciation (depreciation) on investments	1,055,265	1,034,186
Net increase in net assets from operations	1,697,798	981,556

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class I	(117,397)	(3,375)
Distributions from net investment income, Class C	(360)	—
Distributions from net investment income, Class R	(3,299)	—
Distributions in excess of net investment income, Class I	(14,364)	(6,687)
Distributions in excess of net investment income, Class C	(44)	—
Distributions in excess of net investment income, Class R	(404)	—
Distributions from net realized gains, Class I	(134,524)	(106,016)
Distributions from net realized gains, Class C	(1,390)	(1,153)
Distributions from net realized gains, Class R	(4,356)	(1,153)
Decrease in net assets from distributions to shareholders	(276,138)	(118,384)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS I
Proceeds from shares sold	636,850	8,035,244
Net asset value of shares issued in reinvestment of distributions to shareholders	266,285	116,078
Proceeds from redemption fees collected (Note 2)	—	543
Payments for shares redeemed	(125,061)	(72,378)
Net increase in net assets from Class I share transactions	778,074	8,079,487

CLASS C
Proceeds from shares sold	—	100,000
Net asset value of shares issued in reinvestment of distributions to shareholders	1,794	1,153
Increase in net assets from Class C share transactions	1,794	101,153

CLASS R
Proceeds from shares sold	193,836	138,145
Net asset value of shares issued in reinvestment of distributions to shareholders	8,059	1,153
Proceeds from redemption fees collected (Note 2)	30	—
Payments for shares redeemed	(25,516)	—
Net increase in net assets from Class R share transactions	176,409	139,298

TOTAL INCREASE IN NET ASSETS	2,377,937	9,183,110

NET ASSETS
Beginning of period	9,183,110	—
End of period	$11,561,047	$9,183,110

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(14,811)	$(6,687)

(a)	Represents the period from commencement of operations (April 15, 2011) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2013	Year Ended February 29, 2012
FROM OPERATIONS
Net investment income	$1,402,268	$1,535,300
Net realized gains from security transactions	1,155,781	2,262,120
Net change in unrealized appreciation (depreciation) on investments	(790,561)	1,576,605
Net increase in net assets from operations	1,767,488	5,374,025

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(1,420,276)	(1,517,492)
Distributions from net realized gains	(1,145,115)	(2,265,922)
Decrease in net assets from distributions to shareholders	(2,565,391)	(3,783,414)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	43,501,960	26,368,952
Net asset value of shares issued in reinvestment of distributions to shareholders	2,288,585	3,427,707
Proceeds from redemption fees collected (Note 2)	6,328	5,841
Payments for shares redeemed	(31,323,604)	(17,011,327)
Net increase in net assets from capital share transactions	14,473,269	12,791,173

TOTAL INCREASE IN NET ASSETS	13,675,366	14,381,784

NET ASSETS
Beginning of year	94,317,231	79,935,447
End of year	$107,992,597	$94,317,231

UNDISTRIBUTED NET INVESTMENT INCOME	$233,118	$251,126

CAPITAL SHARE ACTIVITY
Shares sold	3,710,832	2,246,498
Shares reinvested	196,400	295,058
Shares redeemed	(2,660,687)	(1,453,776)
Net increase in shares outstanding	1,246,545	1,087,780
Shares outstanding, beginning of year	8,033,137	6,945,357
Shares outstanding, end of year	9,279,682	8,033,137

See accompanying notes to financial statements.

CM Advisors Fund Class I
Financial Highlights
Per share data for a Class I share outstanding throughout each year:
	Years Ended
	February 28, 2013		February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009
Net asset value at beginning of year	$10.65		$10.56	$8.95	$5.71	$10.25

Income (loss) from investment operations:
Net investment income	0.05		0.02	0.04	0.03	0.10
Net realized and unrealized gains (losses) on investments	1.18		0.10	1.61	3.24	(4.26)
Total from investment operations	1.23		0.12	1.65	3.27	(4.16)

Less distributions:
Distributions from net investment income	(0.05)		(0.03)	(0.04)	(0.03)	(0.10)
Distributions in excess of net investment income	(0.00	)(a)	—	—	—	—
Distributions from net realized gains	—		—	—	—	(0.28)
Total distributions	(0.05)		(0.03)	(0.04)	(0.03)	(0.38)

Proceeds from redemption fees collected (Note 2)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.83		$10.65	$10.56	$8.95	$5.71

Total return (b)	11.61%		1.11%	18.43%	57.39%	(41.21% )

Ratios and supplemental data:
Net assets at end of year (000's)	$125,422		$128,461	$142,659	$146,190	$103,367

Ratio of total expenses to average net assets	1.31%		1.53%	1.52%	1.50%	1.48%

Ratio of net expenses to average net assets (c)	1.31%		1.50%	1.50%	1.49%	1.48%

Ratio of net investment income to average net assets (c)	0.40%		0.18%	0.39%	0.41%	1.09%

Portfolio turnover rate	32%		45%	15%	19%	23%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements, if any (Note 5).
See accompanying notes to financial statements.

CM Advisors Fund Class R
Financial Highlights
Per share data for a Class R share outstanding throughout each period:
	Year Ended February 28, 2013		Period Ended February 29, 2012(a)
Net asset value at beginning of period	$10.64		$10.45

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(b)	0.01
Net realized and unrealized gains on investments	1.19		0.19
Total from investment operations	1.19		0.20

Less distributions:
Distributions from net investment income	(0.02)		(0.01)
Distributions in excess of net investment income	(0.00	)(b)	—
Total distributions	(0.02)		(0.01)

Proceeds from redemption fees collected (Note 2)	0.02		—

Net asset value at end of period	$11.83		$10.64

Total return (c)	11.38%		1.88%	(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$155		$123

Ratio of total expenses to average net assets	24.80%		30.63%	(e)

Ratio of net expenses to average net assets (f)	1.75%		1.75%	(e)

Ratio of net investment income (loss) to average net assets (f)	(0.04%	)	0.07%	(e)

Portfolio turnover rate	32%		45%	(d)(g)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(g)	Represents the year ended February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Class I
Financial Highlights
Per share data for a Class I share outstanding throughout each period:
	Year Ended February 28, 2013	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$9.84	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.02
Net realized and unrealized gains (losses) on investments	1.56	(0.05)
Total from investment operations	1.69	(0.03)

Less distributions:
Distributions from net investment income	(0.12)	(0.01)
Distributions in excess of net investment income	(0.02)	—
Distributions from net realized gains	(0.14)	(0.12)
Total distributions	(0.28)	(0.13)

Proceeds from redemption fees collected (Note 2)	—	0.00	(b)

Net asset value at end of period	$11.25	$9.84

Total return (c)	17.42%	(0.17%	)(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$11,094	$8,953

Ratio of total expenses to average net assets	2.92%	4.35%	(e)

Ratio of net expenses to average net assets (f)	1.25%	1.25%	(e)

Ratio of net investment income to average net assets (f)	1.32%	0.09%	(e)

Portfolio turnover rate	44%	44%	(d)

(a)	Represents the period from commencement of operations (April 15, 2011) through February 29, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Class C
Financial Highlights
Per share data for a Class C share outstanding throughout each period:
	Year Ended February 28, 2013		Period Ended February 29, 2012(a)
Net asset value at beginning of period	$9.79		$10.29

Income (loss) from investment operations:
Net investment income (loss)	0.03		(0.06)
Net realized and unrealized gains (losses) on investments	1.54		(0.32)
Total from investment operations	1.57		(0.38)

Less distributions:
Distributions from net investment income	(0.04)		—
Distributions in excess of net investment income	(0.00	)(b)	—
Distributions from net realized gains	(0.14)		(0.12)
Total distributions	(0.18)		(0.12)

Net asset value at end of period	$11.18		$9.79

Total return (c)	16.22%		(3.60%	)(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$112		$96

Ratio of total expenses to average net assets	30.80%		34.77%	(e)

Ratio of net expenses to average net assets (f)	2.25%		2.25%	(e)

Ratio of net investment income (loss) to average net assets (f)	0.32%		(0.96%	)(e)

Portfolio turnover rate	44%		44%	(d)(g)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(g)	Represents the period from April 15, 2011 (the commencement of operations of Class I shares) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Class R
Financial Highlights
Per share data for a Class R share outstanding throughout each period:
	Year Ended February 28, 2013	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$9.84	$10.29

Income (loss) from investment operations:
Net investment income (loss)	0.11	(0.01)
Net realized and unrealized gains (losses) on investments	1.55	(0.32)
Total from investment operations	1.66	(0.33)

Less distributions:
Distributions from net investment income	(0.11)	—
Distributions in excess of net investment income	(0.01)	—
Distributions from net realized gains	(0.14)	(0.12)
Total distributions	(0.26)	(0.12)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	—

Net asset value at end of period	$11.24	$9.84

Total return (c)	17.11%	(3.11%	)(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$355	$134

Ratio of total expenses to average net assets	13.17%	33.38%	(e)

Ratio of net expenses to average net assets (f)	1.50%	1.50%	(e)

Ratio of net investment income (loss) to average net assets (f)	1.16%	(0.23%	)(e)

Portfolio turnover rate	44%	44%	(d)(g)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(g)	Represents the period from April 15, 2011 (the commencement of operations of Class I shares) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2013	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009
Net asset value at beginning of year	$11.74	$11.51	$11.14	$9.99	$11.01

Income (loss) from investment operations:
Net investment income	0.17	0.20	0.24	0.32	0.26
Net realized and unrealized gains (losses) on investments	0.04	0.53	0.49	1.19	(0.38)
Total from investment operations	0.21	0.73	0.73	1.51	(0.12)

Less distributions:
Distributions from net investment income	(0.17)	(0.21)	(0.26)	(0.32)	(0.21)
Distributions from net realized gains	(0.14)	(0.29)	(0.10)	(0.04)	(0.70)
Total distributions	(0.31)	(0.50)	(0.36)	(0.36)	(0.91)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01

Net asset value at end of year	$11.64	$11.74	$11.51	$11.14	$9.99

Total return (b)	1.83%	6.37%	6.63%	15.45%	(0.60% )

Ratios and supplemental data:
Net assets at end of year (000’s)	$107,993	$94,317	$79,935	$46,424	$19,417

Ratio of total expenses to average net assets	0.79%	0.81%	0.90%	1.06%	1.54%

Ratio of net expenses to average net assets	0.79%	0.81%	0.90%	1.06%	1.50% (c)

Ratio of net investment income to average net assets	1.39%	1.76%	2.13%	3.31%	2.77% (c)

Portfolio turnover rate	23%	25%	21%	0%	37%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Notes to Financial Statements February 28, 2013

1. Organization

CM Advisors Fund, CM Advisors Small Cap Value Fund, and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

CM Advisors Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisors Small Cap Value Fund commenced operations on April 15, 2011. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

CM Advisors Fund currently offers two classes of shares: Class I shares (sold without any sales loads and distribution and/or service fees) and Class R shares (sold without any sales loads but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of distribution fees, if any; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require a higher minimum initial investment. Prior to June 29, 2012, a third class, Class C shares, was also offered by the Fund. Class C shares were sold without any sales load but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to the Class C shares. On June 29, 2012, the Class C shares of the CM Advisors Fund were discontinued and all outstanding shares were redeemed.

CM Advisors Small Cap Value Fund currently offers three classes of shares: Class I shares (sold without any sales loads and distribution and/or service fees), Class C shares (sold without any sales loads but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares) and Class R shares (sold without any sales loads but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of distribution fees, if any; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require a higher minimum initial investment.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, Corporate Bonds and U.S. Government Obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2013 by security type:

CM Advisors Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$100,805,020	$—	$—	$100,805,020
Warrants	186,745	—	—	186,745
Money Market Funds	25,985,406	—	—	25,985,406
Total	$126,977,171	$—	$—	$126,977,171

CM Advisors Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$10,464,989	$—	$—	$10,464,989
Money Market Funds	1,068,955	—	—	1,068,955
Total	$11,533,944	$—	$—	$11,533,944

CM Advisors Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$49,856,309	$—	$49,856,309
U.S. Government Obligations	—	40,802,800	—	40,802,800
Closed-End Funds	998,316	—	—	998,316
Money Market Funds	15,064,902	—	—	15,064,902
Total	$16,063,218	$90,659,109	$—	$106,722,327

Refer to CM Advisors Fund’s and CM Advisors Small Cap Value Fund’s Schedules of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. Refer to CM Advisors Fixed Income Fund’s Schedule of Investments for a listing of the Corporate Bonds valued using Level 2 inputs by industry type.

As of February 28, 2013, the Funds did not have any significant transfers in and out of any Level. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of February 28, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation and Redemption Fees — The net asset value per share of each class of shares of CM Advisors Fund and CM Advisors Small Cap Value Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of CM Advisors Fixed Income Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Class and each Fund is equal to the net asset value per share, except that shares of each Class of CM Advisors Fund and CM Advisors Small Cap Value Fund are subject to a redemption

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

fee of 1% payable to the applicable Fund, if redeemed within 180 days of the date of purchase. No redemption fee, however, will be imposed on the exchange of shares of CM Advisors Fund or CM Advisors Small Cap Value Fund for shares of another Fund within the Trust. Prior to December 14, 2012, shares of CM Advisors Fixed Income Fund were subject to a redemption fee of 1%, payable to the Fund, if redeemed within 180 days of the date of purchase. During the periods ended February 28, 2013 and February 29, 2012, proceeds from redemption fees were as follows:

	Year Ended February 28, 2013	Period Ended February 29, 2012
CM Advisors Fund - Class I	$4,978	$5,982
CM Advisors Fund - Class R	$204	$—
CM Advisors Small Cap Value Fund - Class I	$—	$543
CM Advisors Small Cap Value Fund - Class R	$30	$—
CM Advisors Fixed Income Fund	$6,328	$5,841

There were no redemption fees for Class C shares of CM Advisors Fund or CM Advisors Small Cap Value Fund during the periods ended February 28, 2013 and February 29, 2012.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of CM Advisors Fund and CM Advisors Small Cap Value Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

The tax character of distributions paid during the periods ended February 28, 2013 and February 29, 2012 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fund - Class I	02/28/13	$578,988	$—	$578,988
	02/29/12	$318,248	$—	$318,248
CM Advisors Fund - Class R	02/28/13	$261	$—	$261
	02/29/12	$57	$—	$57
CM Advisors Small Cap Value Fund - Class I	02/28/13	$266,285	$—	$266,285
	02/29/12	$116,078	$—	$116,078
CM Advisors Small Cap Value Fund - Class C	02/28/13	$1,794	$—	$1,794
	02/29/12	$1,153	$—	$1,153
CM Advisors Small Cap Value Fund - Class R	02/28/13	$8,059	$—	$8,059
	02/29/12	$1,153	$—	$1,153
CM Advisors Fixed Income Fund	02/28/13	$1,504,867	$1,060,524	$2,565,391
	02/29/12	$3,571,380	$212,034	$3,783,414

During the periods ended February 28, 2013 and February 29, 2012 no distributions were paid by Class C shares of CM Advisors Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of February 28, 2013:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$106,141,132	$9,498,350	$101,741,719
Gross unrealized appreciation	$23,006,976	$2,273,869	$5,006,328
Gross unrealized depreciation	(2,170,937)	(238,275)	(25,720)
Net unrealized appreciation	20,836,039	2,035,594	4,980,608
Undistributed ordinary income	—	37,477	233,118
Capital loss carryforwards	(39,990,675)	—	—
Undistributed long-term gains	—	226,572	34,352
Qualified late year losses	(49,907)	(14,811)	(23,686)
Accumulated earnings (deficit)	$(19,204,543)	$2,284,832	$5,224,392

The difference between the federal income tax cost of portfolio investments and the financial statement cost for CM Advisors Fund and CM Advisors Small Cap Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 28, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, pre-enactment capital loss carryforwards are more likely to expire unused.

As of February 28, 2013, CM Advisors Fund had the following capital loss carryforwards for federal income tax purposes:

CM Advisors Fund
Expires February 28, 2017	$8,868,813
Expires February 28, 2018	30,960,235
No expiration - long-term	161,627
$39,990,675

In addition, CM Advisors Fixed Income Fund had qualified late year short-term capital losses of $23,686 during the period November 1, 2012 through February 28, 2013 ("post-October"), which are treated for federal income tax purposes as arising during the Fund’s tax year ending February 28, 2014. These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Net qualified late year ordinary losses incurred after December 31, 2012 and within the taxable year are deemed to arise on the first day of the Funds' next taxable year. For the year ended February 28, 2013, CM Advisors Fund and CM Advisors Small Cap Value Fund intend to defer $49,907 and $14,811, respectively, of late year ordinary losses to March 1, 2013 for federal income tax purposes.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended February 28, 2010 through February 28, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$31,978,522	$4,856,671	$18,370,200
Proceeds from sales of investment securities	$49,393,748	$3,949,045	$9,918,120

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.00% for CM Advisors Fund and CM Advisors Small Cap Value Fund, and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into contractual agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) to not more than 1.50% of the average daily net assets of CM Advisors Fund and CM Advisors Fixed Income Fund and not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund, each until July 1, 2014. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2014. Accordingly, during the year ended February 28, 2013, with respect to CM Advisors Fund, the Advisor reimbursed the Fund for $21,019 of Class C expenses and $27,348 of Class R expenses. With respect to CM Advisors Small Cap Value Fund, the Advisor waived its entire investment advisory fee of $97,350 and reimbursed the Fund for $34,037 of common expenses, $30,921 of Class I expenses, $26,714 of Class C expenses and $27,431 of Class R expenses. During the year ended February 28, 2013, there were no advisory fees waived or expenses reimbursed by the Advisor for CM Advisors Fixed Income Fund.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus Fund Solutions, LLC (“Ultimus”) provides executive and administrative services and internal regulatory compliance services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and prepares materials for meetings of the Board of Trustees. For these services, each Fund pays to Ultimus a monthly fee at an annual rate of 0.08% per annum of its average daily net assets up to $500 million, 0.05% of such assets from $500 million to $2 billion, 0.04% of such assets from $2 billion to $3 billion and 0.03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month with respect to each Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Ultimus receives a base fee of $5,500 per month from CM Advisors Fund, $3,000 per month from CM Advisors Small Cap Value Fund and $2,000 per month from CM Advisors Fixed Income Fund, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of each Fund's average daily net assets and 0.005% of such assets in excess of $500 million. Prior to June 1, 2012, Ultimus received a base fee of $3,000 per month from CM Advisors Fund. In addition, each Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, at an annual rate of $17 per account, provided, however, that the minimum fee with respect to each share class is $1,000 per month if a class has 25 shareholder accounts or less, $1,250 if a class has more than 25 but less than 100 shareholder accounts, and $1,500 per month if a class has 100 or more shareholder accounts. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

During the year ended February 28, 2013, the transfer agent fees per class for CM Advisors Fund and CM Advisors Small Cap Value Fund related to the above agreement amounted to:

	CM Advisors Fund	CM Advisors Small Cap Value Fund
Class I	$25,727	$15,000
Class C	$4,000	$12,000
Class R	$12,000	$12,000

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives annual compensation of $6,000 from the Trust for such services, of which each Fund pays its proportionate share.

DISTRIBUTION PLAN
The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit Class C and Class R shares of CM Advisors Fund and Class R shares of CM Advisors Small Cap Value Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of their shares. The annual limitation for payment of expenses pursuant to the Plans is 1.00% of CM Advisors Small Cap Value Fund’s average daily net assets attributable to Class C shares and 0.25% of each Fund’s average daily net assets attributable to Class R shares. The Trust has not adopted a plan of distribution with respect to Class I shares of CM Advisors Fund or CM Advisors Small Cap Value Fund, or with respect to CM Advisors Fixed Income Fund.

During the year ended February 28, 2013, Class C and Class R shares of CM Advisors Fund incurred distribution expenses of $332 and $296, respectively, and Class C and Class R shares of CM Advisors Small Cap Value Fund incurred distribution expenses of $979 and $661, respectively.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $10,000, paid quarterly, a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets for CM Advisors Fund and CM Advisors Small Cap Value Fund are the result of the following capital share transactions for the periods shown:

	Year Ended February 28, 2013	Year Ended February 29, 2012
CM Advisors Fund - Class I
Shares sold	842,598	1,118,353
Shares reinvested	49,848	30,487
Shares redeemed	(2,354,906)	(2,599,118)
Net decrease in shares outstanding	(1,462,460)	(1,450,278)
Shares outstanding, beginning of year	12,061,158	13,511,436
Shares outstanding, end of year	10,598,698	12,061,158

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

	Year Ended February 28, 2013	Year Ended February 29, 2012
CM Advisors Fund - Class C
Shares sold	—	9,569
Shares redeemed	(9,569)	—
Net increase (decrease) in shares outstanding	(9,569)	9,569
Shares outstanding, beginning of period	9,569	—
Shares outstanding, end of period	—	9,569

CM Advisors Fund - Class R
Shares sold	3,486	11,569
Shares reinvested	24	6
Shares redeemed	(2,006)	—
Net increase in shares outstanding	1,504	11,575
Shares outstanding, beginning of period	11,575	—
Shares outstanding, end of period	13,079	11,575

CM Advisors Small Cap Value Fund - Class I
Shares sold	63,353	904,909
Shares reinvested	25,728	12,941
Shares redeemed	(12,400)	(7,972)
Net increase in shares outstanding	76,681	909,878
Shares outstanding, beginning of period	909,878	—
Shares outstanding, end of period	986,559	909,878

CM Advisors Small Cap Value Fund - Class C
Shares sold	—	9,718
Shares reinvested	174	129
Increase in shares outstanding	174	9,847
Shares outstanding, beginning of period	9,847	—
Shares outstanding, end of period	10,021	9,847

CM Advisors Small Cap Value Fund - Class R
Shares sold	19,637	13,485
Shares reinvested	779	128
Shares redeemed	(2,483)	—
Net increase in shares outstanding	17,933	13,613
Shares outstanding, beginning of period	13,613	—
Shares outstanding, end of period	31,546	13,613

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect one of these sectors or certain companies within the sectors, while having little or no impact on other sectors or other companies within the sectors. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected. As of February 28, 2013, CM Advisors Fund and CM Advisors Small Cap Value Fund had 28.8% and 53.4%, respectively, of the value of its net assets invested in stocks within the Industrials sector.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of CM Advisors Fund,
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of CM Advisors Fund, CM Advisors Small Cap Value Fund, and the CM Advisors Fixed Income Fund, each a series of shares of beneficial interest of CM Advisors Family of Funds, including the schedules of investments, as of February 28, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund as of February 28, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years and periods presented in the two-year period then ended, and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 19, 2013

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2012) and held until the end of the period (February 28, 2013).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares within 180 days of the date of their purchase for each Class of CM Advisors Fund and CM Advisors Small Cap Value Fund.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisors Fund - Class I
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,107.50	$6.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	$6.56

*	Expenses are equal to the annualized expense ratio of 1.31% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Fund - Class R
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,105.50	$9.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.12	$8.75

*	Expenses are equal to the annualized expense ratio of 1.75% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Small Cap Value Fund - Class I
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,186.20	$6.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Small Cap Value Fund - Class C
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,180.20	$12.16
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.64	$11.23

*	Expenses are equal to the annualized expense ratio of 2.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisors Small Cap Value Fund - Class R
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,184.30	$8.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Fixed Income Fund
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,004.30	$3.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.88	$3.96

*	Expenses are equal to the annualized expense ratio of 0.79% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the year ended February 28, 2013. Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. CM Advisors Fund intends to designate up to a maximum amount of its ordinary income dividends of $579,249 as taxed at the maximum rate of 15%. CM Advisors Small Cap Value Fund intends to designate up to a maximum amount of its ordinary income dividends of $276,138 as taxed at the maximum rate of 15%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $1,060,524 and ordinary income dividends of $1,504,867 as taxed at the maximum rate of 15%.

As required by federal regulations, complete information was computed and reported in conjunction with your 2012 Form 1099-DIV.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007 and was a professor at Southern Methodist University from September 2006 to August 2011.	3	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	3	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall, Inc., a voice over internet protocol telecom company, since May 2004.	3	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	3	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	3	Dr. Reichenstein serves as an independent trustee of five series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. Previously, he served as President of the Advisor until 2011. He has been a portfolio manager for the Advisor since 1974.	3	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Senior Research Analyst of the Advisor until 2011. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	3	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is President and Chief Operating Officer of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Director of Client Services of the Advisor until 2011. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	3	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a chartered financial analyst (CFA).	3	None
Sean M. Golliher 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1969	Chief Compliance Officer	Since 1/2012	Mr. Golliher is Chief Compliance Officer, Accounting and Reporting Team Manager of the Advisor. He has has been with the firm since 2002.

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for CM Advisors Fund (the “Advisors Fund”), CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on January 28, 2013, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor. In this regard, the Board compared the performance of each of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the performance of its benchmark index, comparable funds managed by other advisors and comparable peer group indices. The Board also considered the consistency of the Advisor’s management of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with each Fund’s investment objective and policies. Following review of the short and long-term investment performance of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and each Fund’s Morningstar ratings, the Advisor’s experience in managing each Fund and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor has been satisfactory.

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and the Advisor by the principals of the Advisor; the asset

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the Advisor’s previous payment of startup costs for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the overall expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. The Board considered the Expense Limitation Agreements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Advisors Fund and the Small Cap Value Fund and the past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. In addition, the Board took into account that, during the fiscal years ended February 28, 2010, 2006 and 2005, the Advisor voluntarily waived a greater portion of its fees than necessary so as to limit the Advisors Fund’s expenses below the level designated in the Expense Limitation Agreement. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2014.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds. The Board compared the fees and expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to a peer group of other funds comparable to each Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that, while the management fee and net expense ratio of the Advisors Fund is higher than the median and average of its peer group, the Fund was smaller in size than its peer group average and median. The Board noted that the Fixed Income Fund’s management fee and net expense ratio are lower than the median and average of its peer group. The Board noted that the Small Cap Value Fund’s management fee is equal to the median and average of its peer group and its net expense ratio is lower than the median and average of its peer group. Following these comparisons and upon further consideration and consideration of the foregoing, the Board concluded that the management fees paid to the Advisor by the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are each fair and reasonable.

The extent to which economies of scale would be realized as the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Advisors Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from voluntary fee waivers by the Advisor and the reduction in the Fund’s advisory fee that became effective February 1, 2012. In addition, the Board noted that the Advisors Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. As to the Fixed Income Fund, the Board determined that, although

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. In connection with the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. In addition, the Board noted that the Small Cap Value Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further consideration of the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund, expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor are fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the counter securities). The Board noted that the fixed income portfolio transactions of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and consideration, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and consideration, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and their shareholders.

CM Advisors Fund
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Fund and CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:
See Our Web site @ www.cmadvisorsfunds.com or
Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Richard M. Lewis.  Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $53,500 with respect to the registrant’s fiscal years ended February 28, 2013 and February 29, 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $8,000 with respect to the registrant’s fiscal years ended February 28, 2013 and February 29, 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $6,000 and $8,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2013 and February 29, 2012, respectively.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	April 25, 2013

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer

Date	April 25, 2013

* Print the name and title of each signing officer under his or her signature.